INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2021
INCOME TAXES
Schedule of deferred tax assets

	December 31,
	2021	2020
Deferred tax assets:
Net operating losses carryforward	$1,945,000	$355,000
Due to officers	1,411,000	1,467,000
Accrued expenses and other	212,000	44,000
R&D credit carryforward	102,000	—
Debt related attributes	375,000	—

Total deferred tax assets	4,045,000	1,866,000
Valuation allowance	(4,045,000)	(1,866,000)

Deferred tax asset, net of valuation allowance	$—	$—